Exhibit 2

                        Vavrinek, Trine, Day & Co., LLP
                   Certified Public Accountants & Consultants


May 26, 2006


Office of the Chief Accountant
United States Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549


To whom it may concern:

We have read Item 4.01 paragraphs one through four of Moller International, Inc.'s Form 8K dated May 26, 2006, and we agree with the statements made therein.


Sincerely,

/s/ Vavrinek, Trine, Day & Co., LLP
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Vavrinek, Trine, Day & Co., LLP
Pleasanton, California




    5000 Hopyard Road, Suite 335 Pleasanton, CA 94588-3351 Tel: 925.734.6600
                        Fax: 925.734.6611 www.vtdcpa.com

        FRESNO o LAGUNA HILLS o PALO ALTO o PLEASANTON o RANCHO CUCAMONGA